Stockholders' Equity	6 Months Ended
Jun. 30, 2021
Stockholders' Equity
Stockholders' Equity

Note 15 – Stockholders’ Equity

On March 23, 2020, the Company issued 35,592 common shares to an individual for consulting services provided for the period from September 2019 to February 2020, which were valued at $33,812 based on the quoted market price at issuance.

On November 24, 2020, the Company completed an offering of 6,060,608 common shares at an offering price of $1.65 per share. The gross proceeds were approximately $10 million before deducting placement agent's commission and other offering expenses, resulting in net proceeds of approximately $9.1 million.

On May 18, 2021, the Company issued 1,600,000 common shares to its employees under the Company's 2014 Share Incentive Plan, which were valued at $1.84 million based on the quoted market price at issuance.

On June 7, 2021, the Company completed an offering of 5,380,000 common shares at an offering price of $1.30 per share for total net proceeds of $6,939,000 after deducting legal costs related to the offering.

September 2017 Offering Warrants

In connection with the offering closed in September 2017, the Company registered and issued warrants to purchase an aggregate of 1,078,045 common shares, consisting of 945,654 common shares exercisable underlying investor warrants and 132,391 common shares exercisable underlying placement agent warrants. All warrants carry a term of 5 years. The initial exercise price of the investor warrants and the placement agent warrants was $4.25 per share and $4.675 per share, respectively. The investor warrants can be exercisable immediately as of the date of issuance. The placement agent warrants are not exercisable for a period of 180 days after the effective date of the offering. A holder of the warrants also will have the right to exercise its warrants on a cashless basis if the registration statement or prospectus contained therein is not available for the issuance of the common shares issuable upon exercise thereof. The exercisability of the warrants may be limited if, upon exercise, the holder or any of its affiliates would beneficially own more than 4.99% of the Company’s common shares.

During the year ended December 31, 2020, 944,655 common shares were issued upon excise of investor warrants at $0.001 per share. The exercise price of such warrants was reduced from $4.25 per share to $0.001 per share by virtue of the Company's entry into a securities purchase agreement on November 20, 2020.

As of June 30, 2021, the number of common shares underlying investor warrants and placement agent warrants outstanding was 999 and 132,391 respectively.

Note 15 – Stockholders’ Equity (continued)

November 2020 Offering Warrants

In connection with and upon closing of the offering on November 24, 2020, the Company issued registered warrants to purchase up to 2,754,820 common shares and unregistered warrants to purchase up to 3,305,788 common shares. Such registered and unregistered warrants are immediately exercisable, expire five years from the date of issuance and have an exercise price of $1.81 per share. The placement agent also received unregistered warrants in connection with this offering exercisable for up to 363,637 common shares at $1.815 per share, exercisable between May 24, 2021 to November 24, 2023.

Management determined that these warrants meet the requirements for equity classification under ASC 815-40 because they are indexed to its own stock. The warrants were recorded at their fair value on the date of issuance as a component of shareholders’ equity.

As of June 30, 2021, the total number of common shares underlying registered and unregistered warrants outstanding was 6,557,635. These warrants have weighted average of remaining life of 4.23 years and weighted average exercise price of $1.87.